EXHIBIT 10.11(a)



                   AMENDMENT TO LEASE AGREEMENT

STATE OF NORTH CAROLINA  )
                         )SS:
COUNTY OF UNION          )

     THIS Amendment to Lease Agreement ("Amendment") is made this
23rd day of December, 1986 by and between Union Warehouse &
Trucking Company, Monroe, North Carolina, d/b/a Union Warehouse &
Realty Company, hereinafter referred to as "Lessor" and USCO, Inc., hereinafter referred to as "Lessee."


                       W I T N E S S E T H:

     WHEREAS, Lessor and Lessee entered into that certain Lease
Agreement (the "Lease Agreement") dated March 1, 1985, with regard to property described as follows:

     Showroom & Warehouse - 610 E. Windsor St., Monroe, N.C.

and;

     WHEREAS, Lessor and Lessee desire to further clarify and amend the terms thereof as set forth more fully herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and the payment by Lessee to Lessor of Ten Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Lease Agreement as follows:

     1. The foregoing recitals are true and correct and incorporated herein by reference.

     2.   The term "Lessor" shall refer to Union Warehouse &
Trucking Company, d/b/a Union Warehouse & Realty Company and its successors and assigns. The term "Lessee" shall refer to USCO, Inc. and its successors and assigns.

     3. Lessee shall renew the Lease Agreement for one (1) additional five (5) year period ("Period") commencing upon the expiration of the initial term referenced therein and ending on February 28, 1990. Base Rent for the period shall be Six Hundred Dollars ($600.00) per month. Commencing on the 1st day of March, 1990 (the "Adjustment Date"), and continuing on the same day of each year thereafter during the Period, the Base Rent set forth shall be adjusted in accordance with the following:

          (a)  The Consumer Price Index - U.S. City Average - All
Urban Consumer ("Index") in effect and published during the calendar month in which the term of the Lease Agreement commenced shall be the Base Period Index."

          (b) The Base Period Index shall be compared with the Index for the same calendar month for the Adjustment Date. If the Index for the Adjustment Date is higher than the Base Period Index, then the monthly rent for the next calendar year of the lease shall be increased by one hundred percent (100%) of the percentage increase of the Index for the Adjustment Date over the Base Period Index.

     Every year thereafter, the Index for the same calendar month shall be compared with the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month is higher than the Index for the immediately preceding Adjustment Date, then the rent for the next ensuing one (1) year period shall be increased by one hundred percent (100%) of the percentage increase of the Index for the same calendar month over the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month has not been published, it is agreed that the Index as issued and published for the latest preceding month shall be used in determining the Adjustment Rent.

          (c) If the Bureau of Labor Statistics discontinues publication of the Index, publishes the Index less frequently, or alters the Index in a material manner, then the Lessor and Lessee may adopt a substitute index or procedure which reasonably reflects and monitors consumer prices as nearly as possible in the same manner as the Index.

     During the Period, Lessee also shall pay the amount of any annual taxes and insurance costs in excess of the respective amounts applicable on March 1, 1985.

     4. The following provision of the Lease Agreement is deleted in its entirety:

          It is further agreed by and between the
          parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     5. In consideration of the benefits accruing to Lessor under this Lease Agreement and Lessee's renewal thereof, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by Lessor, Lessor does hereby grant to Lessee an irrevocable option to purchase the property described in the Lease Agreement ("Leased Premises") and all fixtures, equipment and personalty owned by Lessor and located on the Leased Premises (collectively called the "Leased Premises" in this Paragraph 5). Lessee may exercise this option by delivering a signed written notice thereof to Lessor not less than sixty (60) days prior to the end of the renewal period of this Lease Agreement. If the option is duly exercised, then this Lease Agreement shall continue in effect pending closing. Unless extended pursuant to subparagraph
(c) below, for cure of title objections, closing shall occur on or before February 28, 1995. If the option is exercised, the purchase and sale shall be governed and closed pursuant to the following terms:

          (a) Purchase Price. The purchase price of the Leased Premises shall be equal to the fair market value of the Leased Premises as established by the average of two MAI appraisals, one of which shall be completed by an appraiser selected by the Lessee at Lessee's expense and one of which shall be completed by an appraiser selected by the Lessor at Lessor's expense. Such appraisals shall be completed at least fifteen (15) days prior to closing.

          (b) Payment. The purchase price, subject to prorations as hereinafter provided, shall be payable by cashier's check or wire transfer at closing.

          (c) Title Insurance. On or before thirty (30) days prior to closing Lessee shall obtain, at Lessor's expense, a Title Insurance Commitment ("Commitment) as to the Leased Premises issued by an insurance company acceptable to Lessee agreeing to issue to Lessee a marketability owner's policy in the amount of the purchase price, insuring Lessee's title to the Leased Premises with all standard exceptions deleted except then-current ad valorem taxes and subject only to those encumbrances and other title matters acceptable to Lessee ("Permitted Exceptions"). Within five (5) days after receipt of the Commitment, Lessee shall provide Lessor with written notice of any encumbrance or title matter which is unsatisfactory to Lessee with respect to the Leased Premises. Thereupon, Lessor shall use its best efforts to cure said objection(s) on or before one hundred twenty (120) days after Lessor's receipt of Lessee's notice of objection(s), and closing shall be delayed accordingly. If Lessor is unable to cure an objection to title, Lessee shall have the option to proceed with the purchase, with a corresponding reduction in price, or to terminate the purchase transaction without liability to Lessor, and without loss or waiver of Lessee's rights as tenant under the Lease Agreement.

          (d) Survey. The property may be surveyed prior to closing at Lessee's expense by a surveyor selected by Lessee. In the event the survey reflects any survey matter or defect unacceptable to Lessee, other than Permitted Exceptions, same shall be treated as an objection to title and shall be governed by sub-paragraph (c), above.

          (e)  Documents. At closing, Lessor shall deliver to
Lessee: (1) good, sufficient, marketable fee simple title to the Leased Premises by General Warranty Deed subject only to the terms of this Lease Agreement and the Permitted Exceptions; (2) an Affidavit attesting to the absence of any claim or suit, outstanding judgment, rights of possession adverse to Lessee's possession, bankruptcy, assessments, mortgage, financing statement, or claim of lien pending against Lessor or the Leased Premises, and as to other matters and in form as reasonably required by Lessee;
(3) a Nonforeign Affidavit attesting that Lessor is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code of 1954, as amended, in the form as required by Lessee; (4) bill of sale as to fixtures and personalty; (5) an Assignment of Lessor's rights as landlord under this Lease; and (6) such other documents as may be reasonably requested by Lessee.

          (f) Expenses. Lessor shall pay for all recording and transfer taxes levied on the deed or otherwise payable by virtue of the purchase and sale transaction, title search fees, and the title insurance premium. Lessee shall pay for the cost of the survey, if obtained, and for the MAI appraisal.

          (g) Prorations. Real estate taxes, public assessments not yet due and payable, rents, security deposits, maintenance, utility and fuel charges, and all other items normally adjusted at closing, shall be prorated at closing.

          (h) Assignment. This option to purchase may be assigned freely by Lessee together with, or separately from, Lessee's rights as tenant under this Lease Agreement.

          (i) Memorandum of Option. Lessor agrees to execute a recordable Memorandum of this option to purchase upon request by Lessee.

          (j) Risk of Loss. Except as otherwise provided in this Lease Agreement, risk of loss shall pass to Lessee at closing.

          (k) Possession. Free and unencumbered possession of the Leased Premises shall be delivered to Lessee by Lessor at closing, subject, however, to the previously existing rights of Lessee, as tenant, under this Lease Agreement.

     6. In the event either party to the Lease Agreement shall be required to retain an attorney to enforce its rights under any provision of the Lease Agreement against the other party to the Lease Agreement, the party who prevails in any dispute with, or enforcement effort against the other party, shall be entitled to recover from the other party such prevailing party's reasonable attorneys' fees and costs incurred in negotiation, at trial and upon any appeal as the result of such dispute or enforcement effort.

     7. During the term of the Lease Agreement and the renewal thereof, Lessor shall be responsible for structural maintenance of the property and Lessee shall be responsible for all other maintenance items.

     8.   The parties by execution of this Amendment to Lease
Agreement hereby amend the Lease Agreement as set forth herein, and in so doing, reaffirm in all respects the term of the Lease
Agreement as so amended.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Lease Agreement to be signed in its corporate name by its officers thereunto duly authorized as of the day and year first above written.

WITNESSES:                              LESSOR:

                                        UNION WAREHOUSE & TRUCKING
                                        COMPANY


___________________________             By:________________________


___________________________                    (Corporate Seal)


                                        LESSEE:

                                        USCO, INCORPORATED


___________________________             By:___________________
Its: President

___________________________                    (Corporate Seal)



STATE OF            )
                    )SS :
COUNTY OF           )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgements, personally appeared __________________________, well known to me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.


     WITNESS my hand and official seal in the County and State last aforesaid this ___ day of ______________, 199__.

                                        ___________________________
                                        NOTARY PUBLIC

                                        My Commission Expires:


STATE OF            )
                    )SS:
COUNTY OF           )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgements, personally appeared __________________________, well known to me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.

     WITNESS my hand and official seal in the County and State last aforesaid this ___ day of ______________, 199__.

                                        ___________________________
                                        NOTARY PUBLIC

                                        My Commission Expires:

f:\Corp\032\Hughes\Used\Leaseamd.2



                            LEASE AGREEMENT


STATE OF NORTH CAROLINA

COUNTY OF UNION

     THIS LEASE made this 1st day of March, 1985 between UNION
WAREHOUSE & TRUCKING CO., MONROE, NORTH CAROLINA hereinafter called the LESSORS, and USCO, INC., hereinafter called the LESSEE.

WITNESSETH:

     That the said Lessors have granted and leased, and by these presents so grant and lease unto said Lessee all that property described as follows:

          Showroom & Warehouse - 610 E. Windsor St.,
          Monroe, N.C.





     TO HAVE AND TO HOLD the said premises unto the said Lessee, for the term of Five (5) years beginning on 1st day of March, 1985 and ending on the 28th day of February, 1990, yielding and paying therefore during the said term the monthly rental of Six Hundred Dollars ($600.00) payable in advance on or before the 10th day of each month.

     It is agreed that the Lessee shall have the right and first option of a renewal of this lease, provided terms thereof can be satisfactorily negotiated between the parties, upon the Lessee giving Sixty (60) days notice prior to the expiration of such five
(5) Year term.

     It is further agreed by the Lessee to pay any increase in property taxes and insurance over the base year of this lease, upon presentation of the documents by the Lessor.

     It is further agreed the Lessee may sublease the premises but in such case it will remain liable for the rent. The Lessee, with the written consent of the Lessors, may assign this lease, and thereafter shall be exonerated from all liability under the terms of this lease or renewal thereof.

     It is further agreed the Lessors shall carry fire insurance on the premises. The destruction of the premises by fire or other casualty shall suspend the running of the term of this lease, and shall terminate it if the parties so agree. At the option of the Lessee the insurance on the main building shall be applied to the reconstruction of said building. If the principal building is damaged, but not destroyed, the rent payable under the terms of this lease shall cease until the building is repaired by the Lessors so as to be suitable for use.

     It is further agreed the Lessee may make improvements on the existing building and may erect buildings on the vacant lot included in this lease, provided that such improvements or buildings comply with all existing zoning laws, ordinances and regulations, and so that the existing building shall not be defaced. All such improvements shall be at the expense of the Lessee, and such fixtures shall become a part of the realty.

     It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     Its further agreed by and between the parties hereto at the expiration of this Lease all rents due must be paid in full before any goods and chattels are removed from the premises herein leased.

     IN WITNESS WHEREOF, the said parties have hereunto set their hand and seals in duplicate this 1st day of March, 1985.

Witnessed by:


_____________________________       UNION WAREHOUSE & TRUCKING COMPANY
                                    "Lessor"

_____________________________       By:_______________________________
SECRETARY               President             (Seal)


_____________________________       USCO, INCORPORATED
                                    "Lessee"

_____________________________       By:_______________________________
ASSISTANT SECRETARY                 President            (Seal)


STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION     )

     This 1st day of March, 1985, personally came before me _______________________________ who, being by me duly sworn, says that he is the President of UNION WAREHOUSE & TRUCKING CO., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company and that its authority duly given. And the said _____________________________________________ acknowledged the said writing to be the act and deed of said corporation.

                                    _______________________________
                                    Notary Public

My Commission expires: ______________________



STATE OF NORTH CAROLINA  )
                         )
COUNTY OF _____________  )

     This ____ day of _______________, 199__, personally came before me _______________________________ who, being by me duly sworn, says that he is the President of USCO, INCORPORATED, MONROE, N.C., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that its authority duly given, and the said _____________________________________________ acknowledged the said writing to be the act and deed of said corporation.

                                    _______________________________
                                    Notary Public

My Commission expires: ______________________


f:\Corp\032\Hughes\Used\Leaseamd.2



                    AMENDMENT TO LEASE AGREEMENT

STATE OF NORTH CAROLINA  )
                         )SS:
COUNTY OF UNION          )

     THIS Amendment to Lease Agreement ("Amendment") is made this 23rd day of December, 1986 by and between Union Warehouse & Trucking
Company, Monroe, North Carolina, d/b/a Union Warehouse & Realty
Company, hereinafter referred to as "Lessor" and USCO, Inc., hereinafter referred to as "Lessee."


                        W I T N E S S E T H:

     WHEREAS, Lessor and Lessee entered into that certain Lease
Agreement (the "Lease Agreement") dated March 1, 1985, with regard to property described as follows:

     113-115 Henderson Street, Monroe, North Carolina

and;

     WHEREAS, Lessor and Lessee desire to further clarify and amend the terms thereof as set forth more fully herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and the payment by Lessee to Lessor of Ten Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Lease Agreement as follows:

     9. The foregoing recitals are true and correct and incorporated herein by reference.

     10. The term "Lessor" shall refer to Union Warehouse & Trucking Company, d/b/a Union Warehouse & Realty Company and its successors and assigns. The term "Lessee" shall refer to USCO, Inc. and its successors and assigns.

     11. Lessee shall renew the Lease Agreement for one (1) additional five (5) year period ("Period") commencing upon the expiration of the initial term referenced therein and ending on February 28, 1990. Base Rent for the period shall be One Thousand Four Hundred Fifty Dollars ($1,450.00) per month. Commencing on the 1st day of March, 1990 (the "Adjustment Date"), and continuing on the same day of each year thereafter during the Period, the Base Rent set forth shall be adjusted in accordance with the following:

          (a)  The Consumer Price Index - U.S. City Average - All
Urban Consumer ("Index") in effect and published during the calendar month in which the term of the Lease Agreement commenced shall be the Base Period Index."

          (b) The Base Period Index shall be compared with the Index for the same calendar month for the Adjustment Date. If the Index for the Adjustment Date is higher than the Base Period Index, then the monthly rent for the next calendar year of the lease shall be increased by one hundred percent (100%) of the percentage increase of the Index for the Adjustment Date over the Base Period Index.

     Every year thereafter, the Index for the same calendar month shall be compared with the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month is higher than the Index for the immediately preceding Adjustment Date, then the rent for the next ensuing one (1) year period shall be increased by one hundred percent (1008) of the percentage increase of the Index for the same calendar month over the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month has not been published, it is agreed that the Index as issued and published for the latest preceding month shall be used in determining the Adjustment Rent.

          (c) If the Bureau of Labor Statistics discontinues publication of the Index, publishes the Index less frequently, or alters the Index in a material manner, then the Lessor and Lessee may adopt a substitute index or procedure which reasonably reflects and monitors consumer prices as nearly as possible in the same manner as the Index.

     During the Period, Lessee also shall pay the amount of any annual taxes and insurance costs in excess of the respective amounts applicable on March 1, 1985.

     12. The following provision of the Lease Agreement is deleted in its entirety:

          It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     13. In consideration of the benefits accruing to Lessor under this Lease Agreement and Lessee's renewal thereof, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by Lessor, Lessor does hereby grant to Lessee an irrevocable option to purchase the property described in the Lease Agreement ("Leased Premises") and all fixtures, equipment and personalty owned by Lessor and located on the Leased Premises (collectively called the "Leased Premises" in this Paragraph 5). Lessee may exercise this option by delivering a signed written notice thereof to Lessor not less than sixty (60) days prior to the end of the renewal period of this Lease Agreement. If the option is duly exercised, then this Lease Agreement shall continue in effect pending closing. Unless extended pursuant to subparagraph (c) below, for cure of title objections, closing shall occur on or before February 28, 1995. If the option is exercised, the purchase and sale shall be governed and closed pursuant to the following terms:

          (a) Purchase Price. The purchase price of the Leased Premises shall be equal to the fair market value of the Leased Premises as established by the average of two MAI appraisals, one of which shall be completed by an appraiser selected by the Lessee at Lessee's expense and one of which shall be completed by an appraiser selected by the Lessor at Lessor's expense. Such appraisals shall be completed at least fifteen (15) days prior to closing.

          (b) Payment. The purchase price, subject to prorations as hereinafter provided, shall be payable by cashier's check or wire transfer at closing.

          (c) Title Insurance. On or before thirty (30) days prior to closing Lessee shall obtain, at Lessor's expense, a Title Insurance Commitment ("Commitment) as to the Leased Premises issued by an insurance company acceptable to Lessee agreeing to issue to Lessee a marketability owner's policy in the amount of the purchase price, insuring Lessee's title to the Leased Premises with all standard exceptions deleted except then-current ad valorem taxes and subject only to those encumbrances and other title matters acceptable to Lessee ("Permitted Exceptions"). Within five (5) days after receipt of the Commitment, Lessee shall provide Lessor with written notice of any encumbrance or title matter which is unsatisfactory to Lessee with respect to the Leased Premises. Thereupon, Lessor shall use its best efforts to cure said objection(s) on or before one hundred twenty
(120) days after Lessor's receipt of Lessee's notice of objection(s), and closing shall be delayed accordingly. If Lessor is unable to cure an objection to title, Lessee shall have the option to proceed with the purchase, with a corresponding reduction in price, or to terminate the purchase transaction without liability to Lessor, and without loss or waiver of Lessee's rights as tenant under the Lease Agreement.

          (d) Survey. The property may be surveyed prior to closing at Lessee's expense by a surveyor selected by Lessee. In the event the survey reflects any survey matter or defect unacceptable to Lessee, other than Permitted Exceptions, same shall be treated as an objection to title and shall be governed by subparagraph (c), above.

          (e)  Documents. At closing, Lessor shall deliver to Lessee:
(1) good, sufficient, marketable fee simple title to the Leased
Premises by General Warranty Deed subject only to the terms of this Lease Agreement and the Permitted Exceptions; (2) an Affidavit attesting to the absence of any claim or suit, outstanding judgment, rights of possession adverse to Lessee's possession, bankruptcy, assessments, mortgage, financing statement, or claim of lien pending against Lessor or the Leased Premises, and as to other matters and in form as reasonably required by Lessee; (3) a Nonforeign Affidavit attesting that Lessor is not a "foreign person" within the meaning of
Section 1445 of the Internal Revenue Code of 1954, as amended, in the form as required by Lessee; (4) bill of sale as to fixtures and personalty;
(5) an Assignment of Lessor's rights as landlord under this Lease; and
(6) such other documents as may be reasonably requested by Lessee.

          (f) Expenses. Lessor shall pay for all recording and transfer taxes levied on the deed or otherwise payable by virtue of the purchase and sale transaction, title search fees, and the title insurance premium. Lessee shall pay for the cost of the survey, if obtained, and for the MAI appraisal.

          (g) Prorations. Real estate taxes, public assessments not yet due and payable, rents, security deposits, maintenance, utility and fuel charges, and all other items normally adjusted at closing, shall be prorated at closing.

          (h) Assignment. This option to purchase may be assigned freely by Lessee together with, or separately from, Lessee's rights as tenant under this Lease Agreement.

          (i) Memorandum of Option. Lessor agrees to execute a recordable Memorandum of this option to purchase upon request by Lessee.

          (j) Risk of Loss. Except as otherwise provided in this Lease Agreement, risk of loss shall pass to Lessee at closing.

          (k) Possession. Free and unencumbered possession of the Leased Premises shall be delivered to Lessee by Lessor at closing, subject, however, to the previously existing rights of Lessee, as tenant, under this Lease Agreement.

     14. In the event either party to the Lease Agreement shall be required to retain an attorney to enforce its rights under any provision of the Lease Agreement against the other party to the Lease Agreement, the party who prevails in any dispute with, or enforcement effort against the other party, shall be entitled to recover from the other party such prevailing party's reasonable attorneys' fees and costs incurred in negotiation, at trial and upon any appeal as the result of such dispute or enforcement effort.

     15. During the term of the Lease Agreement and the renewal thereof, Lessor shall be responsible for structural maintenance of the property and Lessee shall be responsible for all other maintenance items.

     16.  The parties by execution of this Amendment to Lease
Agreement hereby amend the Lease Agreement as set forth herein, and in so doing, reaffirm in all respects the term of the Lease Agreement as so amended.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Lease Agreement to be signed in its corporate name by its officers thereunto duly authorized as of the day and year first above written.

WITNESSES:                              LESSOR:

                                        UNION WAREHOUSE & TRUCKING
                                        COMPANY


___________________________             By:________________________


___________________________                    (Corporate Seal)


                                        LESSEE:

                                        USCO, INCORPORATED


___________________________             By:
                                        Its: President

___________________________                    (Corporate Seal)



STATE OF            )
                    )SS :
COUNTY OF           )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgements, personally appeared __________________________, well known to me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.


     WITNESS my hand and official seal in the County and State last aforesaid this ___ day of ______________, 199__.

                                        ___________________________
                                        NOTARY PUBLIC

                                        My Commission Expires:


STATE OF            )
                    )SS:
COUNTY OF           )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgements, personally appeared __________________________, well known to me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.

     WITNESS my hand and official seal in the County and State last aforesaid this ___ day of ______________, 199__.

                                        ___________________________
                                        NOTARY PUBLIC

                                        My Commission Expires:

f:\Corp\032\Hughes\Used\Leaseamd.3



                            LEASE AGREEMENT


STATE OF NORTH CAROLINA

COUNTY OF UNION

     THIS LEASE made this 1st day of March, 1985 between UNION
WAREHOUSE & TRUCKING CO., MONROE, NORTH CAROLINA hereinafter called the LESSORS, and USCO, INC., hereinafter called the LESSEE.

WITNESSETH:

     That the said Lessors have granted and leased, and by these presents so grant and lease unto said Lessee all that property described as follows:

          113-115 Henderson Street, Monroe, North Carolina




     TO HAVE AND TO HOLD the said premises unto the said Lessee, for the term of Five (5) years beginning on 1st day of March, 19__ and ending on the 28th day of February, 1990, yielding and paying therefore during the said term the monthly rental of One Thousand Four Hundred Fifty Dollars ($1,450.00) Dollars payable in advance on or before the 10th day of each month.

     It is agreed that the Lessee shall have the right and first option of a renewal of this lease, provided terms thereof can be satisfactorily negotiated between the parties, upon the Lessee giving Sixty (60) days notice prior to the expiration of such five (5) Year term.

     It is further agreed by the Lessee to pay any increase in property taxes and insurance over the base year of this lease, upon presentation of the documents by the Lessor.

     It is further agreed the Lessee may sublease the premises but in such case it will remain liable for the rent. The Lessee, with the written consent of the Lessors, may assign this lease, and thereafter shall be exonerated from all liability under the terms of this lease or renewal thereof.

     It is further agreed the Lessors shall carry fire insurance on the premises. The destruction of the premises by fire or other casualty shall suspend the running of the term of this lease, and shall terminate it if the parties so agree. At the option of the Lessee the insurance on the main building shall be applied to the reconstruction of said building. If the principal building is damaged, but not destroyed, the rent payable under the terms of this lease shall cease until the building is repaired by the Lessors so as to be suitable for use.

     It is further agreed the Lessee may make improvements on the existing building and may erect buildings on the vacant lot included in this lease, provided that such improvements or buildings comply with all existing zoning laws, ordinances and regulations, and so that the existing building shall not be defaced. All such improvements shall be at the expense of the Lessee, and such fixtures shall become a part of the realty.

     It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     Its further agreed by and between the parties hereto at the expiration of this Lease all rents due must be paid in full before any goods and chattels are removed from the premises herein leased.

     IN WITNESS WHEREOF, the said parties have hereunto set their hand and seals in duplicate this 1st day of March, 1985.

Witnessed by:


_____________________________       UNION WAREHOUSE & TRUCKING COMPANY
                                    "Lessor"

_____________________________       By:_______________________________
                  SECRETARY               President             (Seal)


_____________________________       USCO, INCORPORATED
                                    "Lessee"

_____________________________       By:_______________________________
          ASSISTANT SECRETARY              President            (Seal)


STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )

     This 1st day of March, 1985, personally came before me _______________________________ who, being by me duly sworn, says that he is the President of UNION WAREHOUSE & TRUCKING CO., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company and that its authority duly given. And the said _____________________________________________ acknowledged the said writing to be the act and deed of said corporation.

                                    _______________________________
                                    Notary Public

My Commission expires: ______________________



STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )

     This 1st day of March, 1985, personally came before me _______________________________ who, being by me duly sworn, says that he is the President of USCO, INCORPORATED, MONROE, N.C., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that its authority duly given, and the said _____________________________________________ acknowledged the said writing to be the act and deed of said corporation.

                                    _______________________________
                                    Notary Public

My Commission expires: ______________________


f:\Corp\032\Hughes\Used\Leaseamd.3



                    AMENDMENT TO LEASE AGREEMENT

STATE OF NORTH CAROLINA  )
                         )SS:
COUNTY OF UNION          )

     THIS Amendment to Lease Agreement ("Amendment") is made this 23rd day of December, 1986 by and between Union Warehouse & Trucking
Company, Monroe, North Carolina, d/b/a Union Warehouse & Realty
Company, hereinafter referred to as "Lessor" and USCO, Inc., hereinafter referred to as "Lessee."


                        W I T N E S S E T H:

     WHEREAS, Lessor and Lessee entered into that certain Lease
Agreement (the "Lease Agreement") dated March 1, 1985, with regard to property described as follows:

     1840 Shelton Avenue, Statesville, N.C.

and;

     WHEREAS, Lessor and Lessee desire to further clarify and amend the terms thereof as set forth more fully herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and the payment by Lessee to Lessor of Ten Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Lease Agreement as follows:

     17. The foregoing recitals are true and correct and incorporated herein by reference.

     18. The term "Lessor" shall refer to Union Warehouse & Trucking Company, d/b/a Union Warehouse & Realty Company and its successors and assigns. The term "Lessee" shall refer to USCO, Inc. and its successors and assigns.

     19. Lessee shall renew the Lease Agreement for one (1) additional five (5) year period ("Period") commencing upon the expiration of the initial term referenced therein and ending on February 28, 1990. Base Rent for the period shall be Three Thousand Two Hundred ($3,200.00) per month. Commencing on the 1st day of March, 1990 (the "Adjustment Date"), and continuing on the same day of each year thereafter during the Period, the Base Rent set forth shall be adjusted in accordance with the following:

          (a)  The Consumer Price Index - U.S. City Average - All
Urban Consumer ("Index") in effect and published during the calendar month in which the term of the Lease Agreement commenced shall be the Base Period Index."

          (b) The Base Period Index shall be compared with the Index for the same calendar month for the Adjustment Date. If the Index for the Adjustment Date is higher than the Base Period Index, then the monthly rent for the next calendar year of the lease shall be increased by one hundred percent (100%) of the percentage increase of the Index for the Adjustment Date over the Base Period Index.

     Every year thereafter, the Index for the same calendar month shall be compared with the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month is higher than the Index for the immediately preceding Adjustment Date, then the rent for the next ensuing one (1) year period shall be increased by one hundred percent (1008) of the percentage increase of the Index for the same calendar month over the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month has not been published, it is agreed that the Index as issued and published for the latest preceding month shall be used in determining the Adjustment Rent.

          (c) If the Bureau of Labor Statistics discontinues publication of the Index, publishes the Index less frequently, or alters the Index in a material manner, then the Lessor and Lessee may adopt a substitute index or procedure which reasonably reflects and monitors consumer prices as nearly as possible in the same manner as the Index.

     During the Period, Lessee also shall pay the amount of any annual taxes and insurance costs in excess of the respective amounts applicable on March 1, 1985.

     20. The following provision of the Lease Agreement is deleted in its entirety:

          It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     21. In consideration of the benefits accruing to Lessor under this Lease Agreement and Lessee's renewal thereof, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by Lessor, Lessor does hereby grant to Lessee an irrevocable option to purchase the property described in the Lease Agreement ("Leased Premises") and all fixtures, equipment and personalty owned by Lessor and located on the Leased Premises (collectively called the "Leased Premises" in this Paragraph 5). Lessee may exercise this option by delivering a signed written notice thereof to Lessor not less than sixty (60) days prior to the end of the renewal period of this Lease Agreement. If the option is duly exercised, then this Lease Agreement shall continue in effect pending closing. Unless extended pursuant to subparagraph (c) below, for cure of title objections, closing shall occur on or before February 28, 1995. If the option is exercised, the purchase and sale shall be governed and closed pursuant to the following terms:

          (a) Purchase Price. The purchase price of the Leased Premises shall be equal to the fair market value of the Leased Premises as established by the average of two MAI appraisals, one of which shall be completed by an appraiser selected by the Lessee at Lessee's expense and one of which shall be completed by an appraiser selected by the Lessor at Lessor's expense. Such appraisals shall be completed at least fifteen (15) days prior to closing.

          (b) Payment. The purchase price, subject to prorations as hereinafter provided, shall be payable by cashier's check or wire transfer at closing.

          (c) Title Insurance. On or before thirty (30) days prior to closing Lessee shall obtain, at Lessor's expense, a Title Insurance Commitment ("Commitment) as to the Leased Premises issued by an insurance company acceptable to Lessee agreeing to issue to Lessee a marketability owner's policy in the amount of the purchase price, insuring Lessee's title to the Leased Premises with all standard exceptions deleted except then-current ad valorem taxes and subject only to those encumbrances and other title matters acceptable to Lessee ("Permitted Exceptions"). Within five (5) days after receipt of the Commitment, Lessee shall provide Lessor with written notice of any encumbrance or title matter which is unsatisfactory to Lessee with respect to the Leased Premises. Thereupon, Lessor shall use its best efforts to cure said objection(s) on or before one hundred twenty
(120) days after Lessor's receipt of Lessee's notice of objection(s), and closing shall be delayed accordingly. If Lessor is unable to cure an objection to title, Lessee shall have the option to proceed with the purchase, with a corresponding reduction in price, or to terminate the purchase transaction without liability to Lessor, and without loss or waiver of Lessee's rights as tenant under the Lease Agreement.

          (d) Survey. The property may be surveyed prior to closing at Lessee's expense by a surveyor selected by Lessee. In the event the survey reflects any survey matter or defect unacceptable to Lessee, other than Permitted Exceptions, same shall be treated as an objection to title and shall be governed by subparagraph (c), above.

          (e)  Documents. At closing, Lessor shall deliver to Lessee:
(1) good, sufficient, marketable fee simple title to the Leased
Premises by General Warranty Deed subject only to the terms of this Lease Agreement and the Permitted Exceptions; (2) an Affidavit attesting to the absence of any claim or suit, outstanding judgment, rights of possession adverse to Lessee's possession, bankruptcy, assessments, mortgage, financing statement, or claim of lien pending against Lessor or the Leased Premises, and as to other matters and in form as reasonably required by Lessee; (3) a Nonforeign Affidavit attesting that Lessor is not a "foreign person" within the meaning of
Section 1445 of the Internal Revenue Code of 1954, as amended, in the form as required by Lessee; (4) bill of sale as to fixtures and personalty;
(5) an Assignment of Lessor's rights as landlord under this Lease; and
(6) such other documents as may be reasonably requested by Lessee.

          (f) Expenses. Lessor shall pay for all recording and transfer taxes levied on the deed or otherwise payable by virtue of the purchase and sale transaction, title search fees, and the title insurance premium. Lessee shall pay for the cost of the survey, if obtained, and for the MAI appraisal.

          (g) Prorations. Real estate taxes, public assessments not yet due and payable, rents, security deposits, maintenance, utility and fuel charges, and all other items normally adjusted at closing, shall be prorated at closing.

          (h) Assignment. This option to purchase may be assigned freely by Lessee together with, or separately from, Lessee's rights as tenant under this Lease Agreement.

          (i) Memorandum of Option. Lessor agrees to execute a recordable Memorandum of this option to purchase upon request by Lessee.

          (j) Risk of Loss. Except as otherwise provided in this Lease Agreement, risk of loss shall pass to Lessee at closing.

          (k) Possession. Free and unencumbered possession of the Leased Premises shall be delivered to Lessee by Lessor at closing, subject, however, to the previously existing rights of Lessee, as tenant, under this Lease Agreement.

     22. In the event either party to the Lease Agreement shall be required to retain an attorney to enforce its rights under any provision of the Lease Agreement against the other party to the Lease Agreement, the party who prevails in any dispute with, or enforcement effort against the other party, shall be entitled to recover from the other party such prevailing party's reasonable attorneys' fees and costs incurred in negotiation, at trial and upon any appeal as the result of such dispute or enforcement effort.

     23. During the term of the Lease Agreement and the renewal thereof, Lessor shall be responsible for structural maintenance of the property and Lessee shall be responsible for all other maintenance items.

     24.  The parties by execution of this Amendment to Lease
Agreement hereby amend the Lease Agreement as set forth herein, and in so doing, reaffirm in all respects the term of the Lease Agreement as so amended.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Lease Agreement to be signed in its corporate name by its officers thereunto duly authorized as of the day and year first above written.

WITNESSES:                              LESSOR:

                                        UNION WAREHOUSE & TRUCKING
                                        COMPANY


___________________________             By:________________________


___________________________                    (Corporate Seal)


                                        LESSEE:

                                        USCO, INCORPORATED


___________________________             By:
                                        Its: President

___________________________                    (Corporate Seal)



STATE OF            )
                    )SS :
COUNTY OF           )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgements, personally appeared __________________________, well known to me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.


     WITNESS my hand and official seal in the County and State last aforesaid this ___ day of ______________, 199__.

                                        ___________________________
                                        NOTARY PUBLIC

                                        My Commission Expires:


STATE OF            )
                    )SS:
COUNTY OF           )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgements, personally appeared __________________________, well known to me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.

     WITNESS my hand and official seal in the County and State last aforesaid this ___ day of ______________, 199__.

                                        ___________________________
                                        NOTARY PUBLIC

                                        My Commission Expires:

f:\Corp\032\Hughes\Used\Leaseamd.4



                            LEASE AGREEMENT


STATE OF NORTH CAROLINA

COUNTY OF UNION

     THIS LEASE made this 1st day of March, 1985 between UNION
WAREHOUSE & TRUCKING CO., MONROE, NORTH CAROLINA hereinafter called the LESSORS, and USCO, INC., hereinafter called the LESSEE.

WITNESSETH:

     That the said Lessors have granted and leased, and by these presents so grant and lease unto said Lessee all that property described as follows:

          1840 Shelton Avenue, Statesville, N.C.








     TO HAVE AND TO HOLD the said premises unto the said Lessee, for the term of Five (5) years beginning on 1st day of March, 1985 and ending on the 28th day of February, 1990, yielding and paying therefore during the said term the monthly rental of Three Thousand Two Hundred Dollars ($3,200.00) payable in advance on or before the 10th day of each month.

     It is agreed that the Lessee shall have the right and first option of a renewal of this lease, provided terms thereof can be satisfactorily negotiated between the parties, upon the Lessee giving Sixty (60) days notice prior to the expiration of such Five (5) Year term.

     It is further agreed by the Lessee to pay any increase in property taxes and insurance over the base year of this lease, upon presentation of the documents by the Lessor.

     It is further agreed the Lessee may sublease the premises but in such case it will remain liable for the rent. The Lessee, with the written consent of the Lessors, may assign this lease, and thereafter shall be exonerated from all liability under the terms of this lease or renewal thereof.

     It is further agreed the Lessors shall carry fire insurance on the premises. The destruction of the premises by fire or other casualty shall suspend the running of the term of this lease, and shall terminate it if the parties so agree. At the option of the Lessee the insurance on the main building shall be applied to the reconstruction of said building. If the principal building is damaged, but not destroyed, the rent payable under the terms of this lease shall cease until the building is repaired by the Lessors so as to be suitable for use.

     It is further agreed the Lessee may make improvements on the existing building and may erect buildings on the vacant lot included in this lease, provided that such improvements or buildings comply with all existing zoning laws, ordinances and regulations, and so that the existing building shall not be defaced. All such improvements shall be at the expense of the Lessee, and such fixtures shall become a part of the realty.

     It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     Its further agreed by and between the parties hereto at the expiration of this Lease all rents due must be paid in full before any goods and chattels are removed from the premises herein leased.

     IN WITNESS WHEREOF, the said parties have hereunto set their hand and seals in duplicate this 1st day of March, 1985.

Witnessed by:


_____________________________       UNION WAREHOUSE & TRUCKING COMPANY
                                    "Lessor"

_____________________________       By:_______________________________
                  SECRETARY               President             (Seal)


_____________________________       USCO, INCORPORATED
                                    "Lessee"

_____________________________       By:_______________________________
          ASSISTANT SECRETARY              President            (Seal)


STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )

     This 1st day of March, 1985, personally came before me _______________________________ who, being by me duly sworn, says that he is the President of UNION WAREHOUSE & TRUCKING CO., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company and that its authority duly given. And the said _____________________________________________ acknowledged the said writing to be the act and deed of said corporation.

                                    _______________________________
                                    Notary Public

My Commission expires: ______________________



STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )

     This 1st day of March, 1985, personally came before me _______________________________ who, being by me duly sworn, says that he is the President of USCO, INCORPORATED, MONROE, N.C., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that its authority duly given, and the said _____________________________________________ acknowledged the said writing to be the act and deed of said corporation.

                                    _______________________________
                                    Notary Public

My Commission expires: ______________________


f:\Corp\032\Hughes\Used\Leaseamd.4



                    AMENDMENT TO LEASE AGREEMENT

STATE OF NORTH CAROLINA  )
                         )SS:
COUNTY OF UNION          )

     THIS Amendment to Lease Agreement ("Amendment") is made this 23rd day of December, 1986 by and between Union Warehouse & Trucking
Company, Monroe, North Carolina, d/b/a Union Warehouse & Realty
Company, hereinafter referred to as "Lessor" and USCO, Inc., hereinafter referred to as "Lessee."


                        W I T N E S S E T H:

     WHEREAS, Lessor and Lessee entered into that certain Lease
Agreement (the "Lease Agreement") dated March 1, 1985, with regard to property described as follows:

     1927 S. Tyron Street, Charlotte, N.C.


and;

     WHEREAS, Lessor and Lessee desire to further clarify and amend the terms thereof as set forth more fully herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and the payment by Lessee to Lessor of Ten Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Lease Agreement as follows:

     25. The foregoing recitals are true and correct and incorporated herein by reference.

     26. The term "Lessor" shall refer to Union Warehouse & Trucking Company, d/b/a Union Warehouse & Realty Company and its successors and assigns. The term "Lessee" shall refer to USCO, Inc. and its successors and assigns.

     27. Lessee shall renew the Lease Agreement for one (1) additional five (5) year period ("Period") commencing upon the expiration of the initial term referenced therein and ending on February 28, 1990. Base Rent for the period shall be Three Thousand Five Hundred ($3,500.00) per month. Commencing on the 1st day of March, 1990 (the "Adjustment Date"), and continuing on the same day of each year thereafter during the Period, the Base Rent set forth shall be adjusted in accordance with the following:

          (a)  The Consumer Price Index - U.S. City Average - All
Urban Consumer ("Index") in effect and published during the calendar month in which the term of the Lease Agreement commenced shall be the Base Period Index."

          (b) The Base Period Index shall be compared with the Index for the same calendar month for the Adjustment Date. If the Index for the Adjustment Date is higher than the Base Period Index, then the monthly rent for the next calendar year of the lease shall be increased by one hundred percent (100%) of the percentage increase of the Index for the Adjustment Date over the Base Period Index.

     Every year thereafter, the Index for the same calendar month shall be compared with the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month is higher than the Index for the immediately preceding Adjustment Date, then the rent for the next ensuing one (1) year period shall be increased by one hundred percent (100%) of the percentage increase of the Index for the same calendar month over the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month has not been published, it is agreed that the Index as issued and published for the latest preceding month shall be used in determining the Adjustment Rent.

          (c) If the Bureau of Labor Statistics discontinues publication of the Index, publishes the Index less frequently, or alters the Index in a material manner, then the Lessor and Lessee may adopt a substitute index or procedure which reasonably reflects and monitors consumer prices as nearly as possible in the same manner as the Index.

     During the Period, Lessee also shall pay the amount of any annual taxes and insurance costs in excess of the respective amounts applicable on March 1, 1985.

     28. The following provision of the Lease Agreement is deleted in its entirety:

          It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     29. In consideration of the benefits accruing to Lessor under this Lease Agreement and Lessee's renewal thereof, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by Lessor, Lessor does hereby grant to Lessee an irrevocable option to purchase the property described in the Lease Agreement ("Leased Premises") and all fixtures, equipment and personalty owned by Lessor and located on the Leased Premises (collectively called the "Leased Premises" in this Paragraph 5). Lessee may exercise this option by delivering a signed written notice thereof to Lessor not less than sixty (60) days prior to the end of the renewal period of this Lease Agreement. If the option is duly exercised, then this Lease Agreement shall continue in effect pending closing. Unless extended pursuant to subparagraph (c) below, for cure of title objections, closing shall occur on or before February 28, 1995. If the option is exercised, the purchase and sale shall be governed and closed pursuant to the following terms:

          (a) Purchase Price. The purchase price of the Leased Premises shall be equal to the fair market value of the Leased Premises as established by the average of two MAI appraisals, one of which shall be completed by an appraiser selected by the Lessee at Lessee's expense and one of which shall be completed by an appraiser selected by the Lessor at Lessor's expense. Such appraisals shall be completed at least fifteen (15) days prior to closing.

          (b) Payment. The purchase price, subject to prorations as hereinafter provided, shall be payable by cashier's check or wire transfer at closing.

          (c) Title Insurance. On or before thirty (30) days prior to closing Lessee shall obtain, at Lessor's expense, a Title Insurance Commitment ("Commitment) as to the Leased Premises issued by an insurance company acceptable to Lessee agreeing to issue to Lessee a marketability owner's policy in the amount of the purchase price, insuring Lessee's title to the Leased Premises with all standard exceptions deleted except then-current ad valorem taxes and subject only to those encumbrances and other title matters acceptable to Lessee ("Permitted Exceptions"). Within five (5) days after receipt of the Commitment, Lessee shall provide Lessor with written notice of any encumbrance or title matter which is unsatisfactory to Lessee with respect to the Leased Premises. Thereupon, Lessor shall use its best efforts to cure said objection(s) on or before one hundred twenty
(120) days after Lessor's receipt of Lessee's notice of objection(s), and closing shall be delayed accordingly. If Lessor is unable to cure an objection to title, Lessee shall have the option to proceed with the purchase, with a corresponding reduction in price, or to terminate the purchase transaction without liability to Lessor, and without loss or waiver of Lessee's rights as tenant under the Lease Agreement.

          (d) Survey. The property may be surveyed prior to closing at Lessee's expense by a surveyor selected by Lessee. In the event the survey reflects any survey matter or defect unacceptable to Lessee, other than Permitted Exceptions, same shall be treated as an objection to title and shall be governed by subparagraph (c), above.

          (e)  Documents. At closing, Lessor shall deliver to Lessee:
(1) good, sufficient, marketable fee simple title to the Leased
Premises by General Warranty Deed subject only to the terms of this Lease Agreement and the Permitted Exceptions; (2) an Affidavit attesting to the absence of any claim or suit, outstanding judgment, rights of possession adverse to Lessee's possession, bankruptcy, assessments, mortgage, financing statement, or claim of lien pending against Lessor or the Leased Premises, and as to other matters and in form as reasonably required by Lessee; (3) a Nonforeign Affidavit attesting that Lessor is not a "foreign person" within the meaning of
Section 1445 of the Internal Revenue Code of 1954, as amended, in the form as required by Lessee; (4) bill of sale as to fixtures and personalty;
(5) an Assignment of Lessor's rights as landlord under this Lease; and
(6) such other documents as may be reasonably requested by Lessee.

          (f) Expenses. Lessor shall pay for all recording and transfer taxes levied on the deed or otherwise payable by virtue of the purchase and sale transaction, title search fees, and the title insurance premium. Lessee shall pay for the cost of the survey, if obtained, and for the MAI appraisal.

          (g) Prorations. Real estate taxes, public assessments not yet due and payable, rents, security deposits, maintenance, utility and fuel charges, and all other items normally adjusted at closing, shall be prorated at closing.

          (h) Assignment. This option to purchase may be assigned freely by Lessee together with, or separately from, Lessee's rights as tenant under this Lease Agreement.

          (i) Memorandum of Option. Lessor agrees to execute a recordable Memorandum of this option to purchase upon request by Lessee.

          (j) Risk of Loss. Except as otherwise provided in this Lease Agreement, risk of loss shall pass to Lessee at closing.

          (k) Possession. Free and unencumbered possession of the Leased Premises shall be delivered to Lessee by Lessor at closing, subject, however, to the previously existing rights of Lessee, as tenant, under this Lease Agreement.

     30. In the event either party to the Lease Agreement shall be required to retain an attorney to enforce its rights under any provision of the Lease Agreement against the other party to the Lease Agreement, the party who prevails in any dispute with, or enforcement effort against the other party, shall be entitled to recover from the other party such prevailing party's reasonable attorneys' fees and costs incurred in negotiation, at trial and upon any appeal as the result of such dispute or enforcement effort.

     31. During the term of the Lease Agreement and the renewal thereof, Lessor shall be responsible for structural maintenance of the property and Lessee shall be responsible for all other maintenance items.

     32.  The parties by execution of this Amendment to Lease
Agreement hereby amend the Lease Agreement as set forth herein, and in so doing, reaffirm in all respects the term of the Lease Agreement as so amended.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Lease Agreement to be signed in its corporate name by its officers thereunto duly authorized as of the day and year first above written.

WITNESSES:                              LESSOR:

                                        UNION WAREHOUSE & TRUCKING
                                        COMPANY


___________________________             By:________________________


___________________________                    (Corporate Seal)


                                        LESSEE:

                                        USCO, INCORPORATED


___________________________             By:
                                        Its: President

___________________________                    (Corporate Seal)



STATE OF            )
                    )SS :
COUNTY OF           )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgements, personally appeared __________________________, well known to me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.


     WITNESS my hand and official seal in the County and State last aforesaid this ___ day of ______________, 199__.

                                        ___________________________
                                        NOTARY PUBLIC

                                        My Commission Expires:


STATE OF            )
                    )SS:
COUNTY OF           )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgements, personally appeared __________________________, well known to me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.

     WITNESS my hand and official seal in the County and State last aforesaid this ___ day of ______________, 199__.

                                        ___________________________
                                        NOTARY PUBLIC

                                        My Commission Expires:

f:\Corp\032\Hughes\Used\Leaseamd.5



                            LEASE AGREEMENT


STATE OF NORTH CAROLINA

COUNTY OF UNION

     THIS LEASE made this 1st day of March, 1985 between UNION
WAREHOUSE & TRUCKING CO., MONROE, NORTH CAROLINA hereinafter called the LESSORS, and USCO, INC., hereinafter called the LESSEE.

WITNESSETH:

     That the said Lessors have granted and leased, and by these presents so grant and lease unto said Lessee all that property described as follows:

          1927 S. Tyron Street, Charlotte, N.C.








     TO HAVE AND TO HOLD the said premises unto the said Lessee, for the term of Five (5) years beginning on 1st day of March, 1985 and ending on the 28th day of February, 1990, yielding and paying therefore during the said term the monthly rental of Three Thousand Five Hundred Dollars ($3,500.00) payable in advance on or before the 10th day of each month.

     It is agreed that the Lessee shall have the right and first option of a renewal of this lease, provided terms thereof can be satisfactorily negotiated between the parties, upon the Lessee giving Sixty (60) days notice prior to the expiration of such Five (5) Year term.

     It is further agreed by the Lessee to pay any increase in property taxes and insurance over the base year of this lease, upon presentation of the documents by the Lessor.

     It is further agreed the Lessee may sublease the premises but in such case it will remain liable for the rent. The Lessee, with the written consent of the Lessors, may assign this lease, and thereafter shall be exonerated from all liability under the terms of this lease or renewal thereof.

     It is further agreed the Lessors shall carry fire insurance on the premises. The destruction of the premises by fire or other casualty shall suspend the running of the term of this lease, and shall terminate it if the parties so agree. At the option of the Lessee the insurance on the main building shall be applied to the reconstruction of said building. If the principal building is damaged, but not destroyed, the rent payable under the terms of this lease shall cease until the building is repaired by the Lessors so as to be suitable for use.

     It is further agreed the Lessee may make improvements on the existing building and may erect buildings on the vacant lot included in this lease, provided that such improvements or buildings comply with all existing zoning laws, ordinances and regulations, and so that the existing building shall not be defaced. All such improvements shall be at the expense of the Lessee, and such fixtures shall become a part of the realty.

     It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     Its further agreed by and between the parties hereto at the expiration of this Lease all rents due must be paid in full before any goods and chattels are removed from the premises herein leased.

     IN WITNESS WHEREOF, the said parties have hereunto set their hand and seals in duplicate this 1st day of March, 1985.

Witnessed by:


_____________________________       UNION WAREHOUSE & TRUCKING COMPANY
                                    "Lessor"

_____________________________       By:_______________________________
                  SECRETARY               President             (Seal)


_____________________________       USCO, INCORPORATED
                                    "Lessee"


_____________________________       By:_______________________________
          ASSISTANT SECRETARY              President            (Seal)


STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )

     This 1st day of March, 1985, personally came before me _______________________________ who, being by me duly sworn, says that he is the President of UNION WAREHOUSE & TRUCKING CO., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company and that its authority duly given. And the said _____________________________________________ acknowledged the said writing to be the act and deed of said corporation.

                                    _______________________________
                                    Notary Public

My Commission expires: ______________________



STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )

     This 1st day of March, 1985, personally came before me _______________________________ who, being by me duly sworn, says that he is the President of USCO, INCORPORATED, MONROE, N.C., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that its authority duly given, and the said _____________________________________________ acknowledged the said writing to be the act and deed of said corporation.

                                    _______________________________
                                    Notary Public

My Commission expires: ______________________


f:\Corp\032\Hughes\Used\Leaseamd.5



                    AMENDMENT TO LEASE AGREEMENT

STATE OF NORTH CAROLINA  )
                         ) SS :
COUNTY OF UNION          )

     THIS Amendment to Lease Agreement ("Amendment") is made this ___ day of December, 1986 by and between Union Warehouse & Trucking
Company, Monroe, North Carolina, d/b/a Union Warehouse & Realty
Company, hereinafter referred to as "Lessor" and USCO, Inc., hereinafter referred to as "Lessee."

                        W I T N E S S E T H:


     WHEREAS, Lessor and Lessee entered into that certain Lease
Agreement (the "Lease Agreement") dated March 1 , 1985, with regard to property described as follows:

                   602 Rigsbee Ave., Durham, N.C.

and;

     WHEREAS, Lessor and Lessee desire to further clarify and amend the terms thereof as set forth more fully herein.

     NOW, THEREFORE, in consideration of the mutual covenants con-tained herein and the payment by Lessee to Lessor of Ten Dollars
($10.00), the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Lease Agreement as follows:

     1. The foregoing recitals are true and correct and incorporated herein by reference.

     2. The term "Lessor" shall refer to Union Warehouse & Trucking Company, d/b/a Union Warehouse & Realty Company and its successors and assigns. The term "Lessee" shall refer to USCO, Inc. and its successors and assigns.

     3. Lessee shall renew the Lease Agreement for one (1) additional five (5) year period ("Period") commencing upon the expiration of the initial term referenced therein and ending on expiration of the initial term referenced therein and ending on February 28, 1990. Base Rent for the period shall be Two Thousand Three Hundred Dollars ($2,300.00) per month. Commencing on the 1st day of March, 1990 (the "Adjustment Date"), and continuing on the same day of each year thereafter during the Period, the Base Rent set forth shall be adjusted in accordance with the following:

     (a) The Consumer Price Index - U.S. City Average - All Urban
Consumer ("Index") in effect and published during the calendar month in which the term of the Lease Agreement commenced shall be the "Base Period Index."

     (b) The Base Period Index shall be compared with the Index for the same calendar month for the AdJustment Date. If the Index for the Adjustment Date is higher than the Base Period Index, then the monthly rent for the next calendar year of the lease shall be increased by one hundred percent (100%) of the percentage increase of the Index for the Adjustment Date over the Base Period Index.

     Every year thereafter, the Index for the same calendar month shall be compared with the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month is higher than the Index for the immediately preceding Adjustment Date, then the rent for the next ensuing one (1) year period shall be increased by one hundred percent (100%) of the percentage increase of the Index for the same calendar month over the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month has not been published, it is agreed that the Index as issued and published for the latest preceding month shall be used in determining the Adjustment Rent.

     (c) If the Bureau of Labor Statistics discontinues publication of the Index, publishes the Index less frequently, or alters the Index in a material manner, then the Lessor and Lessee may adopt a substitute index or procedure which reasonably reflects and monitors consumer prices as nearly as possible in the same manner as the Index.

     During the Period, Lessee also shall pay the amount of any annual taxes and insurance costs in excess of the respective amounts applicable on March 1, 1985.

     4. The following provision of the Lease Agreement is deleted in its entirety:

          It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     5. In consideration of the benefits accruing to Lessor under this Lease Agreement and Lessee's renewal thereof, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by Lessor, Lessor does hereby grant to Lessee an irrevocable option to purchase the property described in the Lease Agreement ("Leased Premises") and all fixtures, equipment and personalty owned by Lessor and located on the Leased Premises (collectively called the "Leased Premises" in this Paragraph 5). Lessee may exercise this option by delivering a signed written notice thereof to Lessor not less than sixty (60) days prior to the end of the renewal period of this Lease Agreement. If the option is duly exercised, then this Lease Agreement shall continue in effect pending closing. Unless extended pursuant to subparagraph (c) below, for cure of title objections, closing shall occur on or before February 28, 1995. If the option is exercised, the purchase and sale shall be governed and closed pursuant to the following terms:

     (a) Purchase Price. The purchase price of the Leased Premises shall be equal to the fair market value of the Leased Premises as established by the average of two MAI appraisals, one of which shall be completed by an appraiser selected by the Lessee at Lessee's expense and one of which shall be completed by an appraiser selected by the Lessor at Lessor's expense. Such appraisals shall be completed at least fifteen (15) days prior to closing.

     (b) Payment. The purchase price, subject to prorations as hereinafter provided, shall be payable by cashier's check or wire transfer at closing.

     (c) Title Insurance. On or before thirty (30) days prior to closing Lessee shall obtain, at Lessor's expense, a Title Insurance Commitment ("Commitment") as to the Leased Premises issued by an insurance company acceptable to Lessee agreeing to issue to Lessee a marketability owner's policy in the amount of the purchase price, insuring Lessee's title to the Leased Premises with all standard exceptions deleted except then current ad valorem taxes and subject only to those encumbrances and other title matters acceptable to Lessee ("Permitted Exceptions"). Within five (5) days after receipt of the Commitment, Lessee shall provide Lessor with written notice of any encumbrance or title matter which is unsatisfactory to Lessee with respect to the Leased Premises. Thereupon, Lessor shall use its best efforts to cure said objection(s) on or before one hundred twenty
(120) days after Lessor's receipt of Lessee's notice of objection(s), and closing shall be delayed accordingly. If Lessor is unable to cure an objection to title, Lessee shall have the option to proceed with the purchase, with a corresponding reduction in price, or to terminate the purchase transaction without liability to Lessor, and without loss or waiver of Lessee's rights as tenant under the Lease Agreement.

     (d) Survey. The property may be surveyed prior to closing at Lessee's expense by a surveyor selected by Lessee. In the event the survey reflects any survey matter or defect unacceptable to Lessee, other than Permitted Exceptions, same shall be treated as an objection to title and shall be governed by subparagraph (c), above.

     (e) Documents. At closing, Lessor shall deliver to Lessee: (1) good, sufficient, marketable fee simple title to the Leased Premises by General Warranty Deed subject only to the terms of this Lease
Agreement and the Permitted Exceptions; (2) an Affidavit attesting to the absence of any claim or suit, outstanding judgment, rights of possession adverse to Lessee's possession, bankruptcy, assessments, mortgage, financing statement, or claim of lien pending against Lessor or the Leased Premises, and as to other matters and in form as reasonably required by Lessee; (3) a Nonforeign Affidavit attesting that Lessor is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code of 1954, as amended, in the form as required by Lessee; (4) bill of sale as to fixtures and personalty; (5) an Assignment of Lessor's rights as landlord under this Lease; and (6) such other documents as may be reasonably requested by Lessee.

     (f) Expenses. Lessor shall pay for all recording and transfer taxes levied on the deed or otherwise payable by virtue of the purchase and sale transaction, title search fees, and the title insurance premium. Lessee shall pay for the cost of the survey, if obtained, and for the MAI appraisal.

     (g) Prorations. Real estate taxes, public assessments not yet due and payable, rents, security deposits, maintenance, utility and fuel charges, and all other items normally adjusted at closing, shall be prorated at closing.

     (h) Assignment. This option to purchase may be assigned freely by Lessee together with, or separately from, Lessee's rights as tenant under this Lease Agreement.

     (i) Memorandum of Option. Lessor agrees to execute a recordable Memorandum of this option to purchase upon request by Lessee.

     (j) Risk of Loss. Except as otherwise provided in this Lease
Agreement, risk of loss shall pass to Lessee at closing.

     (k) Possession. Free and unencumbered possession of the Leased Premises shall be delivered to Lessee by Lessor at closing, subject, however, to the previously existing rights of Lessee, as tenant, under this Lease Agreement.

     6. In the event either party to the Lease Agreement shall be required to retain an attorney to enforce its rights under any provision of the Lease Agreement against the other party to the Lease Agreement, the party who prevails in any dispute with, or enforcement effort against the other party, shall be entitled to recover from the other party such prevailing party's reasonable attorneys' fees and costs incurred in negotiation, at trial and upon any appeal as the result of such dispute or enforcement effort.

     7. During the term of the Lease Agreement and the renewal thereof, Lessor shall be responsible for structural maintenance of the property and Lessee shall be responsible for all other maintenance items.

     8. The parties by execution of this Amendment to Lease Agreement hereby amend the Lease Agreement as set forth herein, and in so doing, reaffirm in all respects the term of the Lease Agreement as so amended.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Lease Agreement to be signed in its corporate name by its officers thereunto duly authorized as of the day and year first above written.


WITNESSES:                       LESSOR:
                                 UNION WAREHOUSE & TRUCKING
                                 COMPANY


                                 By:
                                 Its:  President


                                      (Corporate Seal)


                                 LESSEE:

                                 USCO, INCORPORATED


                                 By:
                                 Its:  President


                                      (Corporate Seal)

STATE OF            )
                    ) SS :
COUNTY OF           )


     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments,
personally appeared                                    , well known to
me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.


     WITNESS my hand and official seal in the County and State last
aforesaid this       day of                        year, 1986.



                                        NOTARY PUBLIC

                                        My Commission Expires:


STATE OF            )
                    ) SS :
COUNTY OF           )


     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments,
personally appeared                                     well known to
me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.

     WITNESS my hand and official seal in the County and State last
aforesaid this       day of                        year, 1986.



                                        NOTARY PUBLIC

                                        My Commission Expires:



                            LEASE AGREEMENT


STATE OF North Carolina

COUNTY OF Union


          THIS LEASE made this 1st day of March, 1985 between UNION WAREHOUSE & TRUCKING CO., MONROE, NORTH CAROLINA hereinafter called the LESSORS, and USCO INC., hereinafter called the LESSEE.

WITNESSETH:

     That the said Lessors have granted and leased, and by these presents so grant and lease unto said Lessee all that property described as follows:

                   602 Rigsbee Ave., Durham, N.C.



     TO HAVE AND TO HOLD the said premises unto the said Lessee, for the term of FIVE (5) years beginning on 1st day of March, 1985 and ending on 28th day of February 1990, yielding and paying therefore during the said term the monthly rental of Two Thousand Three Hundred Dollars ($2,300.00) Dollars payable in advance on or before the 10th day of each month.

     It is agreed that the Lessee shall have the right and first option of a renewal of this lease, provided terms thereof can be satisfactorily negotiated between the parties, upon the Lessee giving Sixty (60) days notice prior to the expiration of such FIVE (5) Year term.

     It is further agreed by the Lessee to pay any increase in property care and insurance over the base year of this lease, upon presentation of the documents by the Lessor.

     It is further agreed the Lessee may sublease the premises but in such case it will remain liable for the rent. The Lessee, with the written consent of the Lessors, may assign this lease, and thereafter shall be exonerated from all liability under the terms of this lease or renewal thereof.

     It is further agreed the Lessors shall carry fire insurance on the premises. The destruction of the premises by fire or other casualty shall suspend the running of the term of this lease, and shall terminate it if the parties so agree. At the option of the Lessee the insurance on the main building shall be applied to the reconstruction of said building. If the principal building is damaged, but not destroyed, the rent payable under the terms of this lease shall cease until the building is repaired by the Lessors so as to be suitable for use.

     It is further agreed the Lessee may make improvements on the existing building and may erect buildings on the vacant lot included in this lease, provided that such improvements or buildings comply with all existing zoning laws, ordinances and regulations, and so that the existing building shall not be defaced. All such improvements shall be at the expense of the Lessee, and such fixtures shall become a part of the realty.

     It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     Its further agreed by and between the parties hereto at the expiration of this Lease all rents due must be paid in full before any goods and chattels are removed from the premises herein leased.

     IN WITNESS WHEREOF, the said parties have hereunto set their hand and seals in duplicate this 1st day of March, 1985.

Witnessed by:
                                                 LESSOR

                                      UNION WAREHOUSE & TRUCKING CO.


                                      By:
                                      Its:  President
                                                              (Seal)
               Secretary
                                                 LESSEE

                                      USCO, INCORPORATED


                                      By:
                                      Its:  President
                                                              (Seal)
               Secretary

STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )


     This 1st day of March, 1985, personally came before me _________________________, who, being by me duly sworn, says that he is the President of UNION WAREHOUSE & TRUCKING CO., and that the seal affixes to the foregoing instrument in writing is the corporate seal of the company, and that its authority duly given. And the said - ___________________________, acknowledged the said writing to be the act and deed of said corporation.




                                        Notary Public

My commission expires:


STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )


     This 1st day of March, 1995, personally came before me - ______________________________, who, being by me duly sworn, says that he is the President of USCO, INCORPORATED, MONROE, N. C., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that its authority duly given, and the said ______________________________, acknowledged the said writing to be the act and deed of said corporation.



                                        Notary Public

My commission expires:




F:\CORP\032\HUGHES\USED\LEASEAMD.6



                   AMENDMENT TO LEASE AGREEMENT

STATE OF NORTH CAROLINA  )
                         ) SS :
COUNTY OF UNION          )

     THIS Amendment to Lease Agreement ("Amendment") is made this 23rd day of December, 1986 by and between Union Warehouse & Trucking
Company, Monroe, North Carolina, d/b/a Union Warehouse & Realty
Company, hereinafter referred to as "Lessor" and USCO, Inc., hereinafter referred to as "Lessee."

                        W I T N E S S E T H:


     WHEREAS, Lessor and Lessee entered into that certain Lease
Agreement (the "Lease Agreement") dated March 1 , 1985, with regard to property described as follows:

                  Greenhouse Road, Pinehurst, N.C.

and;

     WHEREAS, Lessor and Lessee desire to further clarify and amend the terms thereof as set forth more fully herein.

     NOW, THEREFORE, in consideration of the mutual covenants con-tained herein and the payment by Lessee to Lessor of Ten Dollars
($10.00), the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Lease Agreement as follows:

     1. The foregoing recitals are true and correct and incorporated herein by reference.

     2. The term "Lessor" shall refer to Union Warehouse & Trucking Company, d/b/a Union Warehouse & Realty Company and its successors and assigns. The term "Lessee" shall refer to USCO, Inc. and its successors and assigns.

     3. Lessee shall renew the Lease Agreement for one (1) additional five (5) year period ("Period") commencing upon the expiration of the initial term referenced therein and ending on expiration of the initial term referenced therein and ending on February 28, 1990. Base Rent for the period shall be One Thousand Two Hundred Dollars ($1,200.00) per month. Commencing on the 1st day of March, 1990 (the "Adjustment Date"), and continuing on the same day of each year thereafter during the Period, the Base Rent set forth shall be adjusted in accordance with the following:

     (a) The Consumer Price Index - U.S. City Average - All Urban
Consumer ("Index") in effect and published during the calendar month in which the term of the Lease Agreement commenced shall be the "Base Period Index."

     (b) The Base Period Index shall be compared with the Index for the same calendar month for the AdJustment Date. If the Index for the Adjustment Date is higher than the Base Period Index, then the monthly rent for the next calendar year of the lease shall be increased by one hundred percent (100%) of the percentage increase of the Index for the Adjustment Date over the Base Period Index.

     Every year thereafter, the Index for the same calendar month shall be compared with the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month is higher than the Index for the immediately preceding Adjustment Date, then the rent for the next ensuing one (1) year period shall be increased by one hundred percent (100%) of the percentage increase of the Index for the same calendar month over the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month has not been published, it is agreed that the Index as issued and published for the latest preceding month shall be used in determining the Adjustment Rent.

     (c) If the Bureau of Labor Statistics discontinues publication of the Index, publishes the Index less frequently, or alters the Index in a material manner, then the Lessor and Lessee may adopt a substitute index or procedure which reasonably reflects and monitors consumer prices as nearly as possible in the same manner as the Index.

     During the Period, Lessee also shall pay the amount of any annual taxes and insurance costs in excess of the respective amounts applicable on March 1, 1985.

     4. The following provision of the Lease Agreement is deleted in its entirety:

          It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     5. In consideration of the benefits accruing to Lessor under this Lease Agreement and Lessee's renewal thereof, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by Lessor, Lessor does hereby grant to Lessee an irrevocable option to purchase the property described in the Lease Agreement ("Leased Premises") and all fixtures, equipment and personalty owned by Lessor and located on the Leased Premises (collectively called the "Leased Premises" in this Paragraph 5). Lessee may exercise this option by delivering a signed written notice thereof to Lessor not less than sixty (60) days prior to the end of the renewal period of this Lease Agreement. If the option is duly exercised, then this Lease Agreement shall continue in effect pending closing. Unless extended pursuant to subparagraph (c) below, for cure of title objections, closing shall occur on or before February 28, 1995. If the option is exercised, the purchase and sale shall be governed and closed pursuant to the following terms:

     (a) Purchase Price. The purchase price of the Leased Premises shall be equal to the fair market value of the Leased Premises as established by the average of two MAI appraisals, one of which shall be completed by an appraiser selected by the Lessee at Lessee's expense and one of which shall be completed by an appraiser selected by the Lessor at Lessor's expense. Such appraisals shall be completed at least fifteen (15) days prior to closing.

     (b) Payment. The purchase price, subject to prorations as hereinafter provided, shall be payable by cashier's check or wire transfer at closing.

     (c) Title Insurance. On or before thirty (30) days prior to closing Lessee shall obtain, at Lessor's expense, a Title Insurance Commitment ("Commitment") as to the Leased Premises issued by an insurance company acceptable to Lessee agreeing to issue to Lessee a marketability owner's policy in the amount of the purchase price, insuring Lessee's title to the Leased Premises with all standard exceptions deleted except then current ad valorem taxes and subject only to those encumbrances and other title matters acceptable to Lessee ("Permitted Exceptions"). Within five (5) days after receipt of the Commitment, Lessee shall provide Lessor with written notice of any encumbrance or title matter which is unsatisfactory to Lessee with respect to the Leased Premises. Thereupon, Lessor shall use its best efforts to cure said objection(s) on or before one hundred twenty
(120) days after Lessor's receipt of Lessee's notice of objection(s), and closing shall be delayed accordingly. If Lessor is unable to cure an objection to title, Lessee shall have the option to proceed with the purchase, with a corresponding reduction in price, or to terminate the purchase transaction without liability to Lessor, and without loss or waiver of Lessee's rights as tenant under the Lease Agreement.

     (d) Survey. The property may be surveyed prior to closing at Lessee's expense by a surveyor selected by Lessee. In the event the survey reflects any survey matter or defect unacceptable to Lessee, other than Permitted Exceptions, same shall be treated as an objection to title and shall be governed by subparagraph (c), above.

     (e) Documents. At closing, Lessor shall deliver to Lessee: (1) good, sufficient, marketable fee simple title to the Leased Premises by General Warranty Deed subject only to the terms of this Lease
Agreement and the Permitted Exceptions; (2) an Affidavit attesting to the absence of any claim or suit, outstanding judgment, rights of possession adverse to Lessee's possession, bankruptcy, assessments, mortgage, financing statement, or claim of lien pending against Lessor or the Leased Premises, and as to other matters and in form as reasonably required by Lessee; (3) a Nonforeign Affidavit attesting that Lessor is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code of 1954, as amended, in the form as required by Lessee; (4) bill of sale as to fixtures and personalty; (5) an Assignment of Lessor's rights as landlord under this Lease; and (6) such other documents as may be reasonably requested by Lessee.

     (f) Expenses. Lessor shall pay for all recording and transfer taxes levied on the deed or otherwise payable by virtue of the purchase and sale transaction, title search fees, and the title insurance premium. Lessee shall pay for the cost of the survey, if obtained, and for the MAI appraisal.

     (g) Prorations. Real estate taxes, public assessments not yet due and payable, rents, security deposits, maintenance, utility and fuel charges, and all other items normally adjusted at closing, shall be prorated at closing.

     (h) Assignment. This option to purchase may be assigned freely by Lessee together with, or separately from, Lessee's rights as tenant under this Lease Agreement.

     (i) Memorandum of Option. Lessor agrees to execute a recordable Memorandum of this option to purchase upon request by Lessee.

     (j) Risk of Loss. Except as otherwise provided in this Lease
Agreement, risk of loss shall pass to Lessee at closing.

     (k) Possession. Free and unencumbered possession of the Leased Premises shall be delivered to Lessee by Lessor at closing, subject, however, to the previously existing rights of Lessee, as tenant, under this Lease Agreement.

     6. In the event either party to the Lease Agreement shall be required to retain an attorney to enforce its rights under any provision of the Lease Agreement against the other party to the Lease Agreement, the party who prevails in any dispute with, or enforcement effort against the other party, shall be entitled to recover from the other party such prevailing party's reasonable attorneys' fees and costs incurred in negotiation, at trial and upon any appeal as the result of such dispute or enforcement effort.

     7. During the term of the Lease Agreement and the renewal thereof, Lessor shall be responsible for structural maintenance of the property and Lessee shall be responsible for all other maintenance items.

     8. The parties by execution of this Amendment to Lease Agreement hereby amend the Lease Agreement as set forth herein, and in so doing, reaffirm in all respects the term of the Lease Agreement as so amended.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Lease Agreement to be signed in its corporate name by its officers thereunto duly authorized as of the day and year first above written.


WITNESSES:                                       LESSOR:

                                        UNION WAREHOUSE & TRUCKING
                                        COMPANY


                                        By:
                                        Its:  President


                                             (Corporate Seal)


                                                 LESSEE:

                                        USCO, INCORPORATED


                                        By:
                                        Its:  President


                                             (Corporate Seal)

STATE OF            )
                    ) SS :
COUNTY OF           )


     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments,
personally appeared                                    , well known to
me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.


     WITNESS my hand and official seal in the County and State last
aforesaid this       day of                        year, 1986.



                                        NOTARY PUBLIC

                                        My Commission Expires:


STATE OF            )
                    ) SS :
COUNTY OF           )


     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments,
personally appeared                                     well known to
me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.

     WITNESS my hand and official seal in the County and State last
aforesaid this       day of                        year, 1986.



                                        NOTARY PUBLIC

                                        My Commission Expires:

                            LEASE AGREEMENT


STATE OF North Carolina

COUNTY OF Union


          THIS LEASE made this 1st day of March, 1985 between UNION WAREHOUSE & TRUCKING CO., MONROE, NORTH CAROLINA hereinafter called the LESSORS, and USCO INC., hereinafter called the LESSEE.

WITNESSETH:

     That the said Lessors have granted and leased, and by these presents so grant and lease unto said Lessee all that property described as follows:

                  Greenhouse Road, Pinehurst, N.C.


     TO HAVE AND TO HOLD the said premises unto the said Lessee, for the term of FIVE (5) years beginning on 1st day of March, 1985 and ending on 28th day of February 1990, yielding and paying therefore during the said term the monthly rental of One Thousand Two Hundred Dollars ($1,200.00) Dollars payable in advance on or before the 10th day of each month.

     It is agreed that the Lessee shall have the right and first option of a renewal of this lease, provided terms thereof can be satisfactorily negotiated between the parties, upon the Lessee giving Sixty (60) days notice prior to the expiration of such FIVE (5) Year term.

     It is further agreed by the Lessee to pay any increase in property care and insurance over the base year of this lease, upon presentation of the documents by the Lessor.

     It is further agreed the Lessee may sublease the premises but in such case it will remain liable for the rent. The Lessee, with the written consent of the Lessors, may assign this lease, and thereafter shall be exonerated from all liability under the terms of this lease or renewal thereof.

     It is further agreed the Lessors shall carry fire insurance on the premises. The destruction of the premises by fire or other casualty shall suspend the running of the term of this lease, and shall terminate it if the parties so agree. At the option of the Lessee the insurance on the main building shall be applied to the reconstruction of said building. If the principal building is damaged, but not destroyed, the rent payable under the terms of this lease shall cease until the building is repaired by the Lessors so as to be suitable for use.

     It is further agreed the Lessee may make improvements on the existing building and may erect buildings on the vacant lot included in this lease, provided that such improvements or buildings comply with all existing zoning laws, ordinances and regulations, and so that the existing building shall not be defaced. All such improvements shall be at the expense of the Lessee, and such fixtures shall become a part of the realty.

     It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     Its further agreed by and between the parties hereto at the expiration of this Lease all rents due must be paid in full before any goods and chattels are removed from the premises herein leased.

     IN WITNESS WHEREOF, the said parties have hereunto set their hand and seals in duplicate this 1st day of March, 1985.

Witnessed by:
                                                  LESSOR

                                      UNION WAREHOUSE & TRUCKING CO.


                                      By:
                Secretary             Its:  President
                                                              (Seal)


                                                  LESSEE

                                      USCO, INCORPORATED


                                      By:
                                      Its:  President
                Secretary                                     (Seal)


STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )


     This 1st day of March, 1985, personally came before me _________________________, who, being by me duly sworn, says that he is the President of UNION WAREHOUSE & TRUCKING CO., and that the seal affixes to the foregoing instrument in writing is the corporate seal of the company, and that its authority duly given. And the said - ___________________________, acknowledged the said writing to be the act and deed of said corporation.




                                        Notary Public

My commission expires:


STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )


     This 1st day of March, 1995, personally came before me - ______________________________, who, being by me duly sworn, says that he is the President of USCO, INCORPORATED, MONROE, N.C., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that its authority duly given, and the said ______________________________, acknowledged the said writing to be the act and deed of said corporation.



                                        Notary Public

My commission expires:




F:\CORP\032\HUGHES\USED\LEASEAMD.8



                    AMENDMENT TO LEASE AGREEMENT

STATE OF NORTH CAROLINA  )
                         ) SS :
COUNTY OF UNION          )

     THIS Amendment to Lease Agreement ("Amendment") is made this 23rd day of December, 1986 by and between Union Warehouse & Trucking
Company, Monroe, North Carolina, d/b/a Union Warehouse & Realty
Company, hereinafter referred to as "Lessor" and USCO, Inc., hereinafter referred to as "Lessee."

                        W I T N E S S E T H:


     WHEREAS, Lessor and Lessee entered into that certain Lease
Agreement (the "Lease Agreement") dated March 1 , 1985, with regard to property described as follows:

               1065 Sunset Blvd., West Columbia, S.C.

and;

     WHEREAS, Lessor and Lessee desire to further clarify and amend the terms thereof as set forth more fully herein.

     NOW, THEREFORE, in consideration of the mutual covenants con-tained herein and the payment by Lessee to Lessor of Ten Dollars
($10.00), the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Lease Agreement as follows:

     1. The foregoing recitals are true and correct and incorporated herein by reference.

     2. The term "Lessor" shall refer to Union Warehouse & Trucking Company, d/b/a Union Warehouse & Realty Company and its successors and assigns. The term "Lessee" shall refer to USCO, Inc. and its successors and assigns.

     3. Lessee shall renew the Lease Agreement for one (1) additional five (5) year period ("Period") commencing upon the expiration of the initial term referenced therein and ending on expiration of the initial term referenced therein and ending on February 28, 1990. Base Rent for the period shall be Three Thousand Four Hundred Dollars ($3,400.00) per month. Commencing on the 1st day of March, 1990 (the "Adjustment Date"), and continuing on the same day of each year thereafter during the Period, the Base Rent set forth shall be adjusted in accordance with the following:

     (a) The Consumer Price Index - U.S. City Average - All Urban
Consumer ("Index") in effect and published during the calendar month in which the term of the Lease Agreement commenced shall be the "Base Period Index."

     (b) The Base Period Index shall be compared with the Index for the same calendar month for the AdJustment Date. If the Index for the Adjustment Date is higher than the Base Period Index, then the monthly rent for the next calendar year of the lease shall be increased by one hundred percent (100%) of the percentage increase of the Index for the Adjustment Date over the Base Period Index.

     Every year thereafter, the Index for the same calendar month shall be compared with the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month is higher than the Index for the immediately preceding Adjustment Date, then the rent for the next ensuing one (1) year period shall be increased by one hundred percent (100%) of the percentage increase of the Index for the same calendar month over the Index for the immediately preceding Adjustment Date. If the Index for the same calendar month has not been published, it is agreed that the Index as issued and published for the latest preceding month shall be used in determining the Adjustment Rent.

     (c) If the Bureau of Labor Statistics discontinues publication of the Index, publishes the Index less frequently, or alters the Index in a material manner, then the Lessor and Lessee may adopt a substitute index or procedure which reasonably reflects and monitors consumer prices as nearly as possible in the same manner as the Index.

     During the Period, Lessee also shall pay the amount of any annual taxes and insurance costs in excess of the respective amounts applicable on March 1, 1985.

     4. The following provision of the Lease Agreement is deleted in its entirety:

          It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     5. In consideration of the benefits accruing to Lessor under this Lease Agreement and Lessee's renewal thereof, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by Lessor, Lessor does hereby grant to Lessee an irrevocable option to purchase the property described in the Lease Agreement ("Leased Premises") and all fixtures, equipment and personalty owned by Lessor and located on the Leased Premises (collectively called the "Leased Premises" in this Paragraph 5). Lessee may exercise this option by delivering a signed written notice thereof to Lessor not less than sixty (60) days prior to the end of the renewal period of this Lease Agreement. If the option is duly exercised, then this Lease Agreement shall continue in effect pending closing. Unless extended pursuant to subparagraph (c) below, for cure of title objections, closing shall occur on or before February 28, 1995. If the option is exercised, the purchase and sale shall be governed and closed pursuant to the following terms:

     (a) Purchase Price. The purchase price of the Leased Premises shall be equal to the fair market value of the Leased Premises as established by the average of two MAI appraisals, one of which shall be completed by an appraiser selected by the Lessee at Lessee's expense and one of which shall be completed by an appraiser selected by the Lessor at Lessor's expense. Such appraisals shall be completed at least fifteen (15) days prior to closing.

     (b) Payment. The purchase price, subject to prorations as hereinafter provided, shall be payable by cashier's check or wire transfer at closing.

     (c) Title Insurance. On or before thirty (30) days prior to closing Lessee shall obtain, at Lessor's expense, a Title Insurance Commitment ("Commitment") as to the Leased Premises issued by an insurance company acceptable to Lessee agreeing to issue to Lessee a marketability owner's policy in the amount of the purchase price, insuring Lessee's title to the Leased Premises with all standard exceptions deleted except then current ad valorem taxes and subject only to those encumbrances and other title matters acceptable to Lessee ("Permitted Exceptions"). Within five (5) days after receipt of the Commitment, Lessee shall provide Lessor with written notice of any encumbrance or title matter which is unsatisfactory to Lessee with respect to the Leased Premises. Thereupon, Lessor shall use its best efforts to cure said objection(s) on or before one hundred twenty
(120) days after Lessor's receipt of Lessee's notice of objection(s), and closing shall be delayed accordingly. If Lessor is unable to cure an objection to title, Lessee shall have the option to proceed with the purchase, with a corresponding reduction in price, or to terminate the purchase transaction without liability to Lessor, and without loss or waiver of Lessee's rights as tenant under the Lease Agreement.

     (d) Survey. The property may be surveyed prior to closing at Lessee's expense by a surveyor selected by Lessee. In the event the survey reflects any survey matter or defect unacceptable to Lessee, other than Permitted Exceptions, same shall be treated as an objection to title and shall be governed by subparagraph (c), above.

     (e) Documents. At closing, Lessor shall deliver to Lessee: (1) good, sufficient, marketable fee simple title to the Leased Premises by General Warranty Deed subject only to the terms of this Lease
Agreement and the Permitted Exceptions; (2) an Affidavit attesting to the absence of any claim or suit, outstanding judgment, rights of possession adverse to Lessee's possession, bankruptcy, assessments, mortgage, financing statement, or claim of lien pending against Lessor or the Leased Premises, and as to other matters and in form as reasonably required by Lessee; (3) a Nonforeign Affidavit attesting that Lessor is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code of 1954, as amended, in the form as required by Lessee; (4) bill of sale as to fixtures and personalty; (5) an Assignment of Lessor's rights as landlord under this Lease; and (6) such other documents as may be reasonably requested by Lessee.

     (f) Expenses. Lessor shall pay for all recording and transfer taxes levied on the deed or otherwise payable by virtue of the purchase and sale transaction, title search fees, and the title insurance premium. Lessee shall pay for the cost of the survey, if obtained, and for the MAI appraisal.

     (g) Prorations. Real estate taxes, public assessments not yet due and payable, rents, security deposits, maintenance, utility and fuel charges, and all other items normally adjusted at closing, shall be prorated at closing.

     (h) Assignment. This option to purchase may be assigned freely by Lessee together with, or separately from, Lessee's rights as tenant under this Lease Agreement.

     (i) Memorandum of Option. Lessor agrees to execute a recordable Memorandum of this option to purchase upon request by Lessee.

     (j) Risk of Loss. Except as otherwise provided in this Lease
Agreement, risk of loss shall pass to Lessee at closing.

     (k) Possession. Free and unencumbered possession of the Leased Premises shall be delivered to Lessee by Lessor at closing, subject, however, to the previously existing rights of Lessee, as tenant, under this Lease Agreement.

     6. In the event either party to the Lease Agreement shall be required to retain an attorney to enforce its rights under any provision of the Lease Agreement against the other party to the Lease Agreement, the party who prevails in any dispute with, or enforcement effort against the other party, shall be entitled to recover from the other party such prevailing party's reasonable attorneys' fees and costs incurred in negotiation, at trial and upon any appeal as the result of such dispute or enforcement effort.

     7. During the term of the Lease Agreement and the renewal thereof, Lessor shall be responsible for structural maintenance of the property and Lessee shall be responsible for all other maintenance items.

     8. The parties by execution of this Amendment to Lease Agreement hereby amend the Lease Agreement as set forth herein, and in so doing, reaffirm in all respects the term of the Lease Agreement as so amended.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Lease Agreement to be signed in its corporate name by its officers thereunto duly authorized as of the day and year first above written.


WITNESSES:                                LESSOR:

                                          UNION WAREHOUSE & TRUCKING
                                          COMPANY


                                          By:
                                          Its:  President

                                              (Corporate Seal)


                                          LESSEE:

                                          USCO, INCORPORATED


                                          By:
                                          Its:  President


                                              (Corporate Seal)

STATE OF            )
                    ) SS :
COUNTY OF           )


     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments,
personally appeared                                    , well known to
me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.


     WITNESS my hand and official seal in the County and State last
aforesaid this       day of                        year, 1986.



                                        NOTARY PUBLIC

                                        My Commission Expires:


STATE OF            )
                    ) SS :
COUNTY OF           )


     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments,
personally appeared                                     well known to
me and known to be the President of the corporation named in the foregoing instrument, and that he acknowledged executing the same on behalf of the corporation in the presence of two subscribing witnesses, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.

     WITNESS my hand and official seal in the County and State last
aforesaid this       day of                        year, 1986.



                                        NOTARY PUBLIC

                                        My Commission Expires:



                            LEASE AGREEMENT


STATE OF North Carolina

COUNTY OF Union


          THIS LEASE made this 1st day of March, 1985 between UNION WAREHOUSE & TRUCKING CO., MONROE, NORTH CAROLINA hereinafter called the LESSORS, and USCO INC., hereinafter called the LESSEE.

WITNESSETH:

     That the said Lessors have granted and leased, and by these presents so grant and lease unto said Lessee all that property described as follows:

               1065 Sunset Blvd., West Columbia, S.C.


     TO HAVE AND TO HOLD the said premises unto the said Lessee, for the term of FIVE (5) years beginning on 1st day of March, 1985 and ending on 28th day of February 1990, yielding and paying therefore during the said term the monthly rental of Three Thousand Four Hundred Dollars ($3,400.00) Dollars payable in advance on or before the 10th day of each month.

     It is agreed that the Lessee shall have the right and first option of a renewal of this lease, provided terms thereof can be satisfactorily negotiated between the parties, upon the Lessee giving Sixty (60) days notice prior to the expiration of such FIVE (5) Year term.

     It is further agreed by the Lessee to pay any increase in property care and insurance over the base year of this lease, upon presentation of the documents by the Lessor.

     It is further agreed the Lessee may sublease the premises but in such case it will remain liable for the rent. The Lessee, with the written consent of the Lessors, may assign this lease, and thereafter shall be exonerated from all liability under the terms of this lease or renewal thereof.

     It is further agreed the Lessors shall carry fire insurance on the premises. The destruction of the premises by fire or other casualty shall suspend the running of the term of this lease, and shall terminate it if the parties so agree. At the option of the Lessee the insurance on the main building shall be applied to the reconstruction of said building. If the principal building is damaged, but not destroyed, the rent payable under the terms of this lease shall cease until the building is repaired by the Lessors so as to be suitable for use.

     It is further agreed the Lessee may make improvements on the existing building and may erect buildings on the vacant lot included in this lease, provided that such improvements or buildings comply with all existing zoning laws, ordinances and regulations, and so that the existing building shall not be defaced. All such improvements shall be at the expense of the Lessee, and such fixtures shall become a part of the realty.

     It is further agreed by and between the parties hereto that should the Lessor choose to use the premises herein leased for some other purpose, he shall notify the Lessee in writing of his intention to do so at least six months prior to the expiration of this lease.

     Its further agreed by and between the parties hereto at the expiration of this Lease all rents due must be paid in full before any goods and chattels are removed from the premises herein leased.

     IN WITNESS WHEREOF, the said parties have hereunto set their hand and seals in duplicate this 1st day of March, 1985.

Witnessed by:
                                                  LESSOR

                                       UNION WAREHOUSE & TRUCKING CO.


                                       By:
                                       Its:  President
                                                              (Seal)

                                                  LESSEE

                                       USCO, INCORPORATED


                                       By:
                                       Its:  President
                                                              (Seal)

STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )


     This 1st day of March, 1985, personally came before me _________________________, who, being by me duly sworn, says that he is the President of UNION WAREHOUSE & TRUCKING CO., and that the seal affixes to the foregoing instrument in writing is the corporate seal of the company, and that its authority duly given. And the said - ___________________________, acknowledged the said writing to be the act and deed of said corporation.




                                        Notary Public

My commission expires:


STATE OF NORTH CAROLINA  )
                         )
COUNTY OF UNION          )


     This 1st day of March, 1995, personally came before me - ______________________________, who, being by me duly sworn, says that he is the President of USCO, INCORPORATED, MONROE, N.C., and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that its authority duly given, and the said ______________________________, acknowledged the said writing to be the act and deed of said corporation.



                                        Notary Public

My commission expires:




F:\CORP\032\HUGHES\USED\LEASEAMD.9